                                                                     EXHIBIT 24c


                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by Centex Corporation of up to 1,750,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                   /s/ JOSIAH O. LOW, III
                                                   ----------------------------
                                                   Josiah O. Low, III
                                                   Director
                                                   3333 Development Corporation

                                                                     EXHIBIT 24c


                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by Centex Corporation of up to 1,750,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                  /s/ DAVID M. SHERER
                                                  -----------------------------
                                                  David M. Sherer
                                                  Director
                                                  3333 Development Corporation

                                                                     EXHIBIT 24c


                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Stephen M. Weinberg with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of 3333 Development Corporation, general partner of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by Centex Corporation of up to 1,750,000 additional shares of Common Stock, par value $0.25 per share, of Centex Corporation under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                  /s/ ROGER O. WEST
                                                  -----------------------------
                                                  Roger O. West
                                                  Director
                                                  3333 Development Corporation